SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2002

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Constitution Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On March 6, 2002, Geron Corporation, a Delaware corporation (the “Company”), announced that it has acquired patents related to oligonucleotides containing phosphoramidate backbone linkages from Lynx Therapeutics, Inc.

The Company’s press release announcing the acquisition is filed as an exhibit to this Current Report on Form 8-K. The summary description of the event is qualified in its entirety by reference to the document filed as an exhibit hereto.

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Item 7. Exhibits.

Exhibits

99.1	Press Release dated March 6, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: March 8, 2002	By:	/s/ William D. Stempel

	Name:	William D. Stempel
	Title:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibits

99.1	Press Release dated March 6, 2002.

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